GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Retirement Portfolio Completion Fund

(the “Fund”)

Supplement dated June 6, 2013 to the

Prospectus and Statement of Additional Information both dated February 28, 2013

(the “Prospectus” and the “SAI”, respectively)

Donald Mulvihill has retired from Goldman Sachs. As such, effective immediately, he no longer serves as a portfolio manager for the Fund. Additionally, effective immediately, Gary Chropuvka serves as a portfolio manager for the Fund. Accordingly, all references to Mr. Mulvihill in the Prospectus and SAI are hereby deleted in their entirety. The Fund’s disclosure is further modified hereby as follows:

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Retirement Portfolio Completion Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Gary Chropuvka, CFA, Managing Director, Head of Quantitative Investment Strategies—Customized Beta Strategies, has managed the Fund since 2013; and Matthew Hoehn, Vice President, has managed the Fund since 2012.

The following is added to the table in the “Service Providers—Fund Managers—

Quantitative Investment Strategies Team” section of the Prospectus:

Gary Chropuvka, CFA Managing Director and Head of Quantitative Investment Strategies—Customized Beta Strategies	Portfolio Manager— Retirement Portfolio Completion Fund	Since 2013	Mr. Chropuvka is the head of Customized Beta Strategies business within GSAM’s Quantitative Investment Strategies (QIS) team, overseeing the team’s tax-efficient, rules-based and customized beta investment strategies. He also co-heads global client portfolio management for GSAM’s Quantitative and Fundamental Equities businesses. Previously, he was a Portfolio Manager for GSAM’s Quantitative Equity business, a position he held for seven years. Mr. Chropuvka originally joined GSAM in March 1998 as an analyst in the Private Equity Group and has been a member of the QIS team since 1999.

The following replaces the paragraph following the table in “Service Providers—Fund Managers—Quantitative Investment Strategies Team” section of the Prospectus:

Gary Chropuvka, CFA, Managing Director, is Head of Customized Beta Strategies for GSAM’s QIS team. Matthew Hoehn, Vice President, is a Senior Portfolio Manager on the QIS Customized Beta Strategies team. They are responsible for the Fund’s investment process as well as the day-to-day management, implementation and execution process of the Fund’s portfolio.

This Supplement should be retained with your Prospectus for future reference.

RETCOPGENSTK 06-13